SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2002

                 BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)


  3200 Southwest Freeway,
  Suite 1001, Houston, Texas                                         77027
  (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

            On March 11, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The full text of the reply referred to in such press release is attached as Exhibit 99.2 and is hereby incorporated herein by reference. The description of such reply is qualified in its entirety to the full text of the reply.


Item 7. Financial Statements and Exhibits.

              (c)   The following exhibits are filed with this report:

                  Exhibit Number                      Description

                  99.1                   Press Release issued March 11, 2002.

                  99.2 Plaintiffs' Reply to Defendant's Memorandum in Response to Plaintiffs' Motion for Amended Findings and Judgment and For Re-opening the Record For Additional Evidence and Defendant's Motion to Strike, filed with the U.S. Court of Federal Claims on March 8, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT
                              PAYMENT RIGHTS TRUST


                              By:  /s/ JONATHON K. HEFFRON
                                   -----------------------
                              Name:   Jonathon K. Heffron
                              Title:  Litigation Trustee

Dated:      March 12, 2002

                                  Exhibit Index

             Exhibit Number                            Description

                  99.1                   Press Release issued March 11, 2002.

                  99.2 Plaintiffs' Reply to Defendant's Memorandum in Response to Plaintiffs' Motion for Amended Findings and Judgment and For Re-opening the Record For Additional Evidence and Defendant's Motion to Strike, filed with the U.S. Court of Federal Claims on March 8, 2002.